SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)

Filed by the Registrant [X]    Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))

[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to §240.14a –12

KANDI TECHNOLOGIES GROUP, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a–6(i)(1) and 0–11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0–11
(set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

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[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0–11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

2

KANDI TECHNOLOGIES GROUP, INC.
Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China 321016

April 10, 2015

Dear Stockholder:

     You are cordially invited to attend the 2015 Annual Meeting of Stockholders of Kandi Technologies Group, Inc., a Delaware corporation, to be held at our executive office, located at 5F, Tower 3, Xixixinzuo, No. 550 Xixi Road, Xihu District, Hangzhou City, Zhejiang Province, China 310013 on May 20, 2015, at 9:00 p.m. local time (9:00 a.m. E.T.).

     The Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the annual meeting. Our directors and officers will be present to respond to appropriate questions from stockholders. We are providing our stockholders access to our proxy materials and our Annual Report on Form 10-K, for fiscal year ended December 31, 2014 over the Internet. This allows us to provide you with information relating to our 2015 Annual Meeting of Stockholders in a fast and efficient manner. On or about April 10, 2015, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and Annual Report on Form 10-K, for fiscal year ended December 31, 2014 online and how to vote online. If you receive this notice by mail, you will not receive a printed copy of the materials unless you specifically request one. Included within this notice will be instructions on how to request and receive printed copies of these materials and a proxy card by mail.

     Whether or not you plan to attend the meeting, please vote as soon as possible. If you request a printed copy of the proxy materials, please complete, sign, date, and return the proxy card you will receive in response to your request as soon as possible or you can vote via the Internet or by telephone. This will ensure that your shares will be represented and voted at the meeting, even if you do not attend. If you attend the meeting, you may revoke your proxy and personally cast your vote. Attendance at the meeting does not of itself revoke your proxy.

Sincerely,

Hu Xiaoming
Chief Executive Officer and
Chairman of the Board of Directors

KANDI TECHNOLOGIES GROUP, INC.
Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China 321016

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 20, 2015

     NOTICE HEREBY IS GIVEN that the 2015 Annual Meeting of Stockholders of Kandi Technologies Group, Inc., a Delaware corporation, will be held at our principal executive office, located at 5F, Tower 3, Xixixinzuo, No. 550 Xixi Road, Xihu District, Hangzhou City, Zhejiang Province, China 310013 on May 20, 2015, at 9:00 p.m. local time (9:00 a.m. E.T.), to consider and act upon the following:

1.	To elect seven directors, each to serve until the 2016 Annual Meeting of Stockholders;

2.	To amend the 2008 Omnibus Long-term Incentive Plan to increase 9,000,000 shares that are available for issuance thereunder;

3.	To ratify the appointment of AWC (CPA) Limited (f/k/a: Albert Wong & Co.) as the Company’s independent auditor for the fiscal year ended December 31, 2015;

4.

To conduct an advisory vote on the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission; and

5.

To transact such other business as properly may come before the annual meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the annual meeting.

     Stockholders of record at the close of business on March 30, 2015 are entitled to receive notice of and to vote at the 2015 Annual Meeting and any adjournments thereof. We are furnishing proxy materials to our stockholders on the Internet, rather than mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials, and vote your proxy, on the Internet or by telephone.

By Order of the Board of Directors

Hu Xiaoming
Chief Executive Officer and
Chairman of the Board of Directors

Jinhua, Zhejiang Province, China
April 10, 2015

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on May 20, 2015:

     WHETHER OR NOT YOU PLAN TO ATTEND OUR 2015 ANNUAL MEETING OF STOCKHOLDERS, YOUR VOTE IS IMPORTANT. PLEASE FOLLOW THE INSTRUCTIONS ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS TO VOTE YOUR PROXY VIA THE INTERNET OR BY TELEPHONE OR REQUEST AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE PROXY CARD BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND OUR 2015 ANNUAL MEETING OF STOCKHOLDERS, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

KANDI TECHNOLOGIES GROUP, INC.
Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China 321016
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 20, 2015

     We are furnishing this proxy statement to the stockholders of Kandi Technologies Group, Inc., a Delaware corporation in connection with the solicitation, by the Board of Directors of Kandi Technologies Group, Inc. (the “Board”), of proxies to be voted at our 2015 Annual Meeting of Stockholders to be held at our executive office, located at 5F, Tower 3, Xixixinzuo, No. 550 Xixi Road, Xihu District, Hangzhou City, Zhejiang Province, China 310013 on May 20, 2015, at 9:00 p.m. local time, and at any adjournments or postponements of the meeting.

     When used in this proxy statement, the terms “we,” “us,” “our,” the “Company” and “Kandi” refer to Kandi Technologies Group, Inc., a Delaware corporation, and its wholly-owned subsidiaries. “China” and the “PRC” refer to the People’s Republic of China.

     On or about April 10, 2015, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and Annual Report on Form 10-K, for fiscal year ended December 31, 2014 online and how to vote online. You will be eligible to vote your shares electronically via the Internet, by telephone or by mail by following the instructions on the Notice of Internet Availability of Proxy Materials. If you receive Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the materials unless you specifically request one. Included within this notice will be instructions on how to request and receive printed copies of these materials and a proxy card by mail.

     This proxy statement, our Annual Report on Form 10-K, for fiscal year ended December 31, 2014, and other proxy materials, including the Proxy Card and the Notice of Annual Meeting, are available free of charge online at www.proxyvote.com. Directions to our 2015 Annual Meeting of Stockholders are available by calling +86-579-8223-9856 or by written request to Zhu Xiaoying, at the Jinhua City Industrial Zone, Jinhua, Zhejiang Province, China, 321016.

ABOUT THE 2015 ANNUAL MEETING

General: Date, Time and Place

     We are providing this proxy statement to you in connection with the solicitation, on behalf of our Board, of proxies to be voted at our 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) or any postponement or adjournment of that meeting. The 2015 Annual Meeting will be held on May 20, 2015, at 9:00 p.m. local time (9:00 a.m. E.T.) at our executive office, located at 5F, Tower 3, Xixixinzuo, No. 550 Xixi Road, Xihu District, Hangzhou City, Zhejiang Province, China 310013.

Matters to be Considered and Voted Upon

     At the 2015 Annual Meeting, stockholders will be asked to consider and vote to elect the nominees named herein as directors to serve until the 2016 Annual Meeting of Stockholders; to amend the 2008 Omnibus Long-term Incentive Plan to increase 9,000,000 shares that are available for issuance thereunder; to ratify the appointment of AWC (CPA) Limited as the Company’s independent auditor for the fiscal year ended December 31, 2015; and to conduct an advisory vote on the compensation of our named executive officers. The Board does not know of any matters to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Stock Outstanding and Entitled to Vote

    Our Board established March 30, 2015 as the record date. Only holders of shares of the Company’s common stock, par value $0.001 per share, as of the record date, are entitled to notice of, and to vote at, the 2015 Annual Meeting. Each share of common stock entitles the holder thereof to one vote per share on each matter presented to our stockholders for approval at the 2015 Annual Meeting. At the close of business on the record date, we had 46,284,855 shares of our common stock outstanding.

Internet Availability of Proxy Materials and Annual Report

     These proxy solicitation materials are available at www.proxyvote.com on or about April 10, 2015 to all stockholders entitled to vote at the 2015 Annual Meeting. A copy of the Company’s Annual Report on Form 10-K will be made available at www.proxyvote.com concurrently with these proxy solicitation materials.

     The Company is furnishing proxy materials to our stockholders primarily via the Internet, rather than mailing printed copies of these materials to each stockholder. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs incurred by us for the 2015 Annual Meeting and help to conserve natural resources. On or about April 10, 2015, we will mail to each stockholder of record and beneficial owners (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials, in the form of a mailing titled “Important Notice Regarding the Availability of Proxy Materials”, that contains instructions on how to access and review the proxy materials, including this proxy statement and the Company’s Annual Report on Form 10-K, on a website referred to in such notice and how to access a proxy card to vote on the Internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions on how to receive a paper copy of the proxy materials. If you receive a Notice of Internet Availability of Proxy Materials by mail, you should not expect to receive a printed copy of the proxy materials unless you request one. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, currently or on an ongoing basis, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

Quorum; Required Vote

     A quorum of stockholders is required for the transaction of business at the 2015 Annual Meeting. The presence of at least a majority of all of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at the meeting. Votes cast by proxy or in person at the 2015 Annual Meeting will be tabulated by an election inspector appointed for the meeting and will be taken into account in determining whether or not a quorum is present. Abstentions and broker non-votes, which occur when a broker has not received customer instructions and indicates that it does not have the discretionary authority to vote on a particular matter on the proxy card, will be included in determining the presence of a quorum at the 2015 Annual Meeting.

     Assuming that a quorum is present, our stockholders may take action at the annual meeting with the votes described below.

     Election of Directors. Under Delaware law and the Amended and Restated Bylaws of the Company (“Bylaws”), the affirmative vote of a plurality of the votes cast by the holders of our shares of common stock is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Stockholders do not have any rights to cumulate their votes in the election of directors. Abstentions and broker non-votes will not be counted toward a nominee's total.

     Amendment of the Company’s 2008 Omnibus Long-term Incentive Plan. Under Delaware law and the Company’s Bylaws, the required vote to approve the amendment of the Company’s 2008 Omnibus Long-term Incentive Plan to increase 9,000,000 shares that are available for issuance is the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting.

     Approval of the Appointment of the Independent Auditor. Under Delaware law and the Company’s Bylaws, the required vote to approve the appointment of AWC (CPA) Limited as the Company’s independent auditor for the fiscal year ended December 31, 2015, is the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting.

     Advisory Vote on Executive Compensation. Under Delaware law and the Company’s Bylaws, the required vote to approve the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, is the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting.

Abstentions and Broker Non-Votes

     Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine”, the broker may generally vote your shares for you. A “broker non-vote” occurs when a broker has not received voting instructions from you on a “non-routine” matter, in which case the broker does not have authority to vote your shares with respect to such matter. Rules that govern how brokers vote your shares have recently changed. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may no longer use discretionary authority to vote your shares on any of the matters to be considered at the 2015 Annual Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

Voting Procedure; Voting of Proxies; Revocation of Proxies

     Stockholders of Record

     If your shares are registered directly in your name with our transfer agent, Corporate Stock Transfer, you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you may vote in person at the 2015 Annual Meeting or vote, most conveniently vote by telephone, Internet or mail. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the 2015 Annual Meeting and vote in person even if you have already voted by proxy.

     By Internet – stockholders may vote on the internet by logging on to www.proxyvote.com and following the instructions given.

     By Telephone – stockholders may vote by calling 1-800-690-6903 (toll-free) with a touch tone telephone and following the recorded instructions.

     By Mail – stockholders must request a paper copy of the proxy materials to receive a proxy card and follow the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging to www.proxyvote.com and following the instructions given. To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. In the alternative, the proxy card can be mailed directly to the Company: Zhu Xiaoying, our Chief Financial Officer, located in the Jinhua City Industrial Zone, Jinhua, Zhejiang Province, China, 321016 or to Kewa Luo at Kandi Technologies Group, Inc., 230 Park Avenue, 10th Floor, New York, NY 10169. Our Board has selected each of Hu Xiaoming and Wang Cheng (Henry) to serve as proxies.

     If you vote by telephone or via the Internet, you do not need to return your proxy card. Telephone and Internet voting are available 24 hours a day and will close at 11:59 P.M. Eastern Time on Wednesday, May 19, 2015.

     In Person - stockholders may vote in person at the 2015 Annual Meeting. To vote in person, come to the 2015 Annual Meeting and we will give you a ballot when you arrive.

     The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the 2015 Annual Meeting.

     Shares of our common stock represented by proxies properly voted that are received by us and are not revoked will be voted at the 2015 Annual Meeting in accordance with the instructions contained therein. If instructions are not given, such proxies will be voted FOR election of each nominee for director named herein, FOR amendment to increase 9,000,000 shares under the 2008 Omnibus Long-term Incentive Plan, FOR appointment of AWC (CPA) Limited as Independent auditor, and FOR approval of the compensation of our named executive officers described in this proxy statement. In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by us, in our sole discretion, on any matters brought before the 2015 Annual Meeting for which we did not receive adequate notice under the proxy rules promulgated by the Securities and Exchange Commission (“SEC”).

     Street Name Stockholders

     If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of such shares. Because a beneficial owner is not a stockholder of record, you may not vote these shares in person at the 2015 Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the meeting. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the 2015 Annual Meeting.

     If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you can most conveniently vote by telephone, Internet or mail. Please review the voting instructions on your voting instruction form.

Your proxy is revocable at any time before it is voted at the 2015 Annual Meeting in any of the following three ways:

1.	You may submit another properly completed proxy bearing a later date.

2.

You may send a written notice that you are revoking your proxy to Zhu Xiaoying, located in Jinhua City Industrial Zone, Jinhua, Zhejiang Province, China, 321016 or to Kewa Luo located at Kandi Technologies Group, Inc., 230 Park Avenue, 10th Floor, New York, NY 10169.

3.	You may attend the 2015 Annual Meeting and vote in person. However, simply attending the 2015 Annual Meeting will not, by itself, revoke your proxy.

Dissenters’ Right of Appraisal

     Under Delaware General Corporation Law and the Company’s Certificate of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the 2015 Annual Meeting.

Proxy Solicitation

     We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Householding

     SEC rules permit us to deliver a single Notice of Internet Availability of Proxy Materials or, if applicable, a paper copy of our annual report and proxy statement, to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of Internet Availability of Proxy Materials or, if applicable, a paper copy of the annual report and proxy statement, to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. If you received a householded mailing this year and you would like to have additional copies of our Notice of Internet Availability of Proxy Materials or, if applicable, additional copies of our annual report and proxy statement mailed to you or you would like to opt out of this practice for future mailings, contact Zhu Xiaoying at the Jinhua City Industrial Zone, Jinhua, Zhejiang Province, China, 321016 or to Kewa Luo located at Kandi Technologies Group, Inc., 230 Park Avenue, 10th Floor, New York, NY 10169. We agree to deliver promptly, upon written or oral request, a separate copy of this proxy statement and annual report to any stockholder at the shared address to which a single copy of those documents were delivered.

Stockholder List

     For at least ten days prior to the meeting, a list of stockholders entitled to vote at the 2015 Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open for examination by any stockholder, for any purpose related to the 2015 Annual Meeting, during ordinary business hours at our principal executive office. The list will also be available for examination at the 2015 Annual Meeting.

Other Business

     The Board is not aware of any other matters to be presented at the 2015 Annual Meeting other than those mentioned in this proxy statement and our accompanying Notice of Annual Meeting of Stockholders. If, however, any other matters properly come before the 2015 Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment.

Proposals of Stockholders for 2016 Annual Meeting

     Stockholder proposals will be considered for inclusion in the proxy statement for the 2016 Annual Meeting in accordance with Rule 14a-8 under Securities Exchange Act of 1934, as amended (the “Exchange Act”), if they are received by the Company, on or before December 11, 2015.

     Stockholders who intend to present a proposal at the 2016 Annual Meeting of Stockholders without inclusion of such proposal in our proxy materials for the 2016 Annual Meeting are required to provide notice of such proposal not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the one hundred and twentieth (120th) day prior to such annual meeting, and not later than the ninetieth (90th) day prior to such meeting or tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made. Therefore, stockholder proposals must be received by us no earlier than September 1, 2016, but no later than October 1, 2016, and must otherwise comply with the notice requirements set forth under all applicable Exchange Act and SEC rules. The chairman of our 2016 Annual Meeting may refuse to allow the transaction of any business or acknowledge the nomination of any person not made in compliance with the requisite procedures.

     Stockholder notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on our books, of the stockholder proposing such business, (iii) the class and number of shares of the Company, which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal.

     A stockholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company, which are beneficially owned by such person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the stockholder and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in our Proxy Statement, if any, as a nominee and to serving as a director if elected).

     Proposals and notices of intention to present proposals at the 2016 Annual Meeting should be addressed to Wang Cheng (Henry) at 5F, Tower 3, Xixixinzuo, No. 550 Xixi Road, Xihu District, Hangzhou City, Zhejiang Province, China 310013.

Voting Results of 2015 Annual Meeting

     Voting results will be published in a Current Report on Form 8-K issued by us within four (4) business days following the 2015 Annual Meeting.

PROPOSAL 1— ELECTION OF DIRECTORS

Nominees

     Our Bylaws provide that the Board shall consist of not less than one (1) nor more than eleven (11) directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board) will serve for the remainder of the one year term in which the vacancy occurred and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

     Our Board currently consists of seven (7) members. Six of our current directors will stand for re-election at the 2015 Annual Meeting. Six of the nominees were previously elected by our stockholders at the 2014 Annual Meeting. One nominee, Wang Cheng (Henry) will be stand for election for the first time.

     If elected as a director at the 2015 Annual Meeting, each of the nominees will serve a one-year term expiring at the 2016 Annual Meeting of Stockholders and until his successor has been duly elected and qualified. Biographical information regarding each of the nominees is set forth below. No family relationships exist among any of our director nominees or executive officers.

     Each of the nominees has consented to serve as a director if elected. If any nominee should be unavailable to serve for any reason (which is not anticipated), the Board may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

Executive Officers and Directors

The following table sets forth certain information regarding our executive officers and directors as of April 10, 2015:

Name	Age	Position	Served From
Hu Xiaoming	58	Chairman of the Board, President	June 2007
		and Chief Executive Officer
Wang Cheng (Henry)	42	Chief Financial Officer, Director	May 2015
Qian Jingsong	54	Director	January 2011
Chen Liming (1), (2), (3)	78	Director (Independent)	May 2012
Ni Guangzheng (2), (3)	76	Director (Independent)	November 2010
Jerry Lewin (1)	60	Director (Independent)	November 2010

Henry Yu (1),(2),(3)	61	Director (Independent)	July 2011

____________________________
(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of Nominating and Corporate Governance Committee

Biographical Information

     Hu Xiaoming was appointed as our Chief Executive Officer, President and Chairman of the Board in June 2007. Prior to joining the Company, from October 2003 to April 2005, Mr. Hu served as the Project Manager (Chief Scientist) in the WX Pure Electric Vehicle Development Important Project of Electro-vehicle in the State 863 Plan. From October 1984 to March 2003, Mr. Hu served as: (i) Factory Director of the Yongkang Instrument Factory, (ii) Factory Director of the Yongkang Mini Car Factory, (iii) Chairman and General Manager of the Yongkang Vehicle Company, (iv) General Manager of the Wan Xiang Electric Vehicle Developing Center and (v) the General Manager of the Wan Xiang Battery Company. Mr. Hu personally owned 4 invention patents and 7 utility model patents, which he transferred to the Company in fiscal year 2012. Mr. Hu’s experience as our Chief Executive Officer and President, as well as Chairman of the Board, and extensive scientific and operational knowledge and expertise qualifies him to serve as Chairman of the Board and led the Board to conclude that he should be nominated to serve another term as a director.

     Wang Cheng (Henry) was appointed as Chief Financial Officer, effective May 1, 2015. Mr. Wang has over 20 years of international financial management experience. Before joining the Company, Mr. Wang served as CFO for Shanghai Always Marketing Service Co., LTD., one of the largest field marketing service agencies in China, leading its procurement and finance departments since May 2014. Prior to that, Mr. Wang worked for Renesola Ltd. (NYSE: SOL), an international leading brand and technology provider of green energy products, initially as Vice President of Finance since January 2010, ascending to CFO in July 2011. Mr. Wang holds both certifications as Certified Public Accountants ("CPA") in China and Certified Internal Auditor ("CIA"). He earned a Master's degree in Law from Renmin University of China and a Master's of Business Administration from the Open University of Hong Kong. Mr. Wang’s prior experience in accounting and finance qualifies him to serve a director of the Company and led the Board to conclude that he should be nominated to serve us as a director.

     Qian Jingsong was appointed as a director of the Company on January 31, 2011. In addition, since October 2009, Mr. Qian has served as Deputy General Manager of Zhejiang Kandi Vehicles Co. Ltd., our wholly-owned operating subsidiary. Prior to joining the Company, from October 2006 to October 2009, Mr. Qian served in multiple capacities for Chery Karry Automobile, including Head of the Engineering Construction Group (2006-2007), Vice Manager of the Q21 Project (2007), Assistant General Manager of the Production Management and Integrated Management Departments (2007-2009). During his tenure at Chery Karry Automobile, Mr. Qian was in charge of quality assurance and participated in strategy, planning and product development work for Chery mini-cars. From August 1999 to September 2006, Mr. Qian served as Deputy General Manager and Executive General Manager of Anhui Huayang Auto Manufacturing Co.,LTD, where he oversaw technical improvement, product development, administrative personnel, and external affairs. Mr. Qian received a degree in Professional Ordnance from the Aerospace Staff University in Nanjing, China in 1983. Mr. Qian’s experience in the automobile and mini-car industries and his expertise in quality assurance and planning and product development qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

     Ni Guangzheng was appointed as a director of the Company in November 2010. Mr. Ni is a permanent member of the Chinese Society of Electrical Engineering, and, since 1998, has served as the Deputy Director of Technical Committee & Director of EV Research Institute of National ERC of Power Electronic Technology. Mr. Ni has extensive experience in the areas of electro-technical and electrical engineering. Mr. Ni has served as: Head of Department of Electrical Engineering at Zhejiang University (1994 to 1998), Deputy Director of Electro-technical Theory Committee of China Electro-Technical Society (1989 to 1993), Director of the National ERC of Power Electronic Technology (1996 to 1998) and Deputy Director of the Large Electrical Machine Committee of Chinese Society of Electrical Engineering (1997 to 1999). Mr. Ni received his bachelor degree in electrical machine and a masters degree in Electro-technology theory from Xian Jiaotong University. Mr. Ni’s leadership skills and extensive engineering experience, as well as his electrical and technical expertise, qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

     Jerry Lewin was appointed as a director of the Company in November 2010. Jerry Lewin currently serves as Senior Vice President of Field Operations for Hyatt Hotels Corporation and is responsible for managing 35 hotels throughout the North American continent. Mr. Lewin has been with Hyatt since 1987. In his capacity as Senior Vice President, Mr. Lewin supervises a number of areas, including finance, sales and marketing, public relations, customer service, engineering, and human resources. Mr. Lewin serves as a member of the Hyatt Hotels Corporation’s Managing Committee and sits on the board of directors of the New York City Hotel Association. Since July 2009, Mr. Lewin has served as a director of EFT Biotech Holdings, Inc. Mr. Lewin currently serves as the President of the New York Law Enforcement Foundation and as the President of the NY State Troopers PBA Signal 30 Fund. Mr. Lewin has served in various management capacities for several hotel companies in San Francisco, Oakland, Los Angeles, San Diego and Las Vegas. Mr. Lewin received his Bachelor of Science degree from Cornell University and completed the Executive Development Program at J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Lewin’s leadership skills and extensive management experience qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

     Henry Yu was appointed as a director of the Company on July 1, 2011. Mr. Yu serves as a Managing Director & Regional Manager of Global Financial Institutions (Asia) of Fifth Third Bank. Prior to his current position, Mr. Yu served as Senior Vice President of the East West Bank from July 2011 to September 2012. Prior to that, Mr. Yu served as the President of Shanghai Bosun Capital Advisors in Shanghai, China from January to June 2011. From January 2008 to December 2010, Mr. Yu served as Head of Business Development at Standard Chartered Bank in China. From November 1999 to December 2007, Mr. Yu served as Managing Director of Global Trade Solutions of SunTrust Bank in Atlanta, Georgia. From January 1995 to November 1999, Mr. Yu served as Group Vice President of Comerica Bank in Chicago, Illinois. Mr. Yu started his banking career in 1981 with Bank of America in HK. Currently, Mr. Yu serves as Chair of the Advisory Board of the National Association of Chinese-Americans and serves as an Advisor to China’s Federation of Overseas Chinese. Mr. Yu is currently a member of the Foundation Board Trustees of Georgia Perimeter College, board member of Georgia State University’s China Task Force, and member of the Asian Studies Board of the Kennesaw State University. From 2003 to 2007, Mr. Yu held Series 7 and 62 Certifications from the Financial Industry Regulatory Authority. Mr. Yu received his Bachelor of Arts degree in Economics from the University of Michigan in 1978 and his MBA in Finance from the University of Detroit in 1980. Mr. Yu’s leadership skills and extensive financial experience qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

     Chen Liming was appointed as a director of the Company on May 1, 2012. Mr. Chen serves as an advisor to AA Wind & Solar Energy Development Group, LLC. Prior to his current position, from February 2009 to October 2010, Mr. Chen participated in a joint venture with Mr. Qiu Youmin, the former designer of Geely Automobile Co., Ltd., and assisted in the development of super mini three seat pure electric vehicles. From June 2008 to July 2009, he participated in the development of Lithium Iron Phosphate Battery with Shanghai Yuankai Group. Mr. Chen served as a Professor of Electrical Engineering at Zhejiang University from 1983 to 1997. In addition, Mr. Chen served as a visiting scholar in the Electrical Engineering Department at Columbia University in New York City from 1981 to 1983 and as a professor in Electrical Engineering at Zhejiang University from 1960 to 1981. Mr. Chen received his bachelor degree from Southeast University in Jiangsu, China in 1960. Mr. Chen’s experience in the automobile and mini-car industries, extensive electrical engineering experience and knowledge, and knowledge of current corporate finance and accounting techniques and market activities qualifies him to serve on our Board and led the Board to conclude that that he should be nominated to serve another term as a director.

     All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no membership qualifications for directors. There are no arrangements or understandings pursuant to which our directors are selected or nominated.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE
DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

PROPOSAL 2

APPROVAL OF AMENDMENT TO THE COMPANY’S 2008 OMNIBUS LONG-TERM INCENTIVE PLAN
TO INCREASE 9,000,000 SHARES OF COMMON STOCK RESERVED UNDER THE PLAN

     Our Board has approved an Amendment 1 to the Company’s 2008 Omnibus Long-term Incentive Plan (the “Plan”) for an increase of 9,000,000 shares of common stock that are available for the issuance under the Plan (the “Amendment”) and recommends that the Amendment be approved and adopted by the Company’s stockholders and directs that such proposal be submitted at the 2015 Annual Meeting.

     On December 19, 2008, to assist the Company in attracting, retaining, and rewarding high-quality executives, employees, directors and other persons who provide services to the Company, our Board approved the Plan to grant the eligible participants awards. The total number of shares reserved and available for delivery in connection with awards under the Plan was 4,000,000.

     As of the Record Date, we had issued shares of restricted stock or stock options to purchase of shares of common stock in an aggregate of 3,439,169 shares and 560,831 shares of common stock were available for issuance under the Plan.

     The Board has reviewed the Plan and determined that the Plan requires additional available shares for issuance to provide flexibility with respect to stock-based compensation that the Board believes is necessary to establish appropriate long-term incentives to achieve our objectives. Our Board believes that it is advisable to increase the 4,000,000 share limit to 13,000,000 shares in order to attract and compensate employees, officers, directors and other eligible participants upon whose judgment, initiative and effort we depend. The issuance of award under the Plan to these eligible participants is designed to align the interests of such participants with those of our stockholders.

     The proposed amendment to the Plan increases the number of shares of common stock that may be issued as awards under the Plan by 9,000,000 shares, or approximately 19.4% of the 46,284,855 shares of common stock outstanding as of March 30, 2015. As amended, the Plan will continue to provide that all of the shares authorized for issuance (including the increased shares) may be granted as incentive stock options as long as other awards pursuant to the Plan and the Plan will also continue to provide for appropriate adjustments in the number of shares in the event of a stock dividend, recapitalization, merger or similar transaction.

     The following is a summary of the principal features of the Plan. The summary below is qualified in its entirety by the terms of the Plan, as proposed to be amended, a copy of which is attached hereto as Exhibit A and is incorporated by reference herein.

     The purpose of the 2008 Omnibus Plan is to assist the Company in attracting, retaining, and rewarding high-quality executives, employees, directors and other persons who provide services to the Company, enabling such persons to acquire or increase a proprietary interest in the Company and to strengthen the mutuality of interests between such persons and to provide annual and long-term incentives to expend their maximum efforts in the creation of shareholder value. The 2008 Omnibus Plan is administered by the Compensation Committee, such other committee as determined by the Board of Directors, or a subcommittee consisting solely of non-employee, outside directors. The 2008 Omnibus Plan does not limit the availability of awards to any particular class or classes of Eligible Employees. If an award were to lapse or rights to an award otherwise were to terminate, the shares subject to the award would be available for future awards to the extent permitted by applicable federal securities laws. Awards granted under the Plan are not transferable, except in the event of the participant's death. In the event of a change in control, a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested at the time of change in control. The total number of shares reserved and available for delivery in connection with awards under the Plan is 4,000,000.

     Awards to Eligible Employees under the Plan is made in the form of stock options, stock appreciation rights ("SARs"), restricted stock, restricted stock units ("RSUs") and annual incentive and performance awards. The Compensation Committee, in its sole discretion, designates whom is eligible to receive awards, determines the form of each award, determines the number of shares of stock subject to each award, establishes the exercise price of each award and such other terms and conditions applicable to the award as the Compensation Committee deems appropriate.

     Stock option awards can be either incentive or non-incentive. In either case, the exercise price of the option would not be less than the fair market value of the underlying shares as of the date the award is granted. Options would become exercisable at such times as may be established by the Compensation Committee when granting the award. No stock option could be exercised more than ten years after the date the option is granted.

     A SAR allows the holder, upon exercise, to receive the excess of the fair market value of one share of Common Stock of the Company on the date of exercise over the grant price of the SAR. The Compensation Committee shall determine the circumstances under which a SAR may be exercised, the month of exercise and method of settlement. SARs may be awarded independently or in tandem with other awards.

Vote Required and Board of Directors’ Recommendation

     Assuming a quorum is present, the affirmative vote of a majority of the shares present at the annual meeting and entitled to vote, either in person or by proxy, is required for approval of Proposal 2.

The Board of Directors recommends a vote “FOR” the approval of amendment to the Company’s 2008 Omnibus Long-term Incentive Plan to increase 9,000,000 of shares of common stock reserved under the plan.

PROPOSAL 3

APPROVAL OF INDEPENDENT AUDITOR

     The Audit Committee has selected AWC (CPA) Limited (f/k/a: Albert Wong & Co.) as the Company’s independent auditor for the fiscal year ended December 31, 2015, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the 2015 Annual Meeting. The shareholders are being asked to ratify this appointment so that the Audit Committee will know the opinion of the shareholders. However, the Audit Committee has sole authority to appoint the independent registered public accounting firm.

     Representatives of AWC (CPA) Limited are not expected to be present at the 2015 Annual Meeting, either in person or by teleconference.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of AWC (CPA) Limited.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of AWC (CPA) Limited as the Company’s independent auditor.

PROPOSAL NO. 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Say-On-Pay)

The Company is seek a non-binding advisory vote from its stockholders to approve the compensation of the Company’s executive officers as described under “Executive Compensation” and the tabular disclosure regarding our named executive officers’ compensation (together with the accompanying narrative disclosure) in this proxy statement.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on our executive officers’ compensation. Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when making future executive officer compensation decisions. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers as described pursuant to applicable SEC rules in this proxy statement.

The Company believes that its compensation policies and decisions are designed to deliver a performance-based pay philosophy, are aligned with the long-term interests of the Company’s stockholders and are competitive. Our principal compensation policies, which enable it to attract and retain talented executive officers to lead the Company in the achievement of our business objectives, include:

•	The Company makes annual cash compensation decisions based on assessment of our performance against measurable financial goals, as well as each executive’s individual performance.

•

The Company emphasizes long-term incentive compensation awards that collectively reward executive officers based on our performance, external and internal peer equity compensation practices, and the executive officer’s job responsibilities.

•	The Company designs pay practices to retain a highly talented and experienced senior executive team.

•	The Company encourages stock ownership by our senior executive officers.

As a result, the Company is presenting this proposal, which gives you as a stockholder the opportunity to approve, on an advisory basis, the Company’s executive officer compensation as disclosed in this proxy statement under the heading entitled “Executive Compensation” by voting for or against the following resolution:

“RESOLVED, that the Company’s stockholders approve the compensation of the named executive officers on an advisory basis, the compensation of the individuals identified in the Summary Compensation Table, as disclosed in this proxy statement (which disclosure includes the compensation tables and the accompanying narratives within the Executive Compensation section).”

Vote Required; Board of Directors Recommendation

This Say-on-Pay proposal is advisory and non-binding. To be approved, on a non-binding advisory basis, this proposal must receive the affirmative vote of a majority of the shares entitled to vote and present, in person or by properly executed proxy, at the annual meeting. However, the approval or disapproval of this proposal by stockholders will not require the Board or the Compensation Committee to take any action regarding the Company’s executive compensation practices. The final decision on the compensation and benefits of the Company’s named executive officers and on whether, and if so, how to address stockholder disapproval remains with the Board and the Compensation Committee. Brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal if you want your broker to vote your shares on Proposal 4.

The Board of Directors believes that the compensation of the executive officers is appropriate and recommends a vote FOR the approval of the executive compensation as described in the compensation discussion and analysis and the compensation tables and otherwise in this proxy statement.

CORPORATE GOVERNANCE

Leadership Structure and Role in Risk Oversight

     Mr. Hu has served as Chairman of the Board, President and Chief Executive Officer of the Company since June 2007. Our Board continues to believe there are important advantages to Mr. Hu serving in both roles at this time. Mr. Hu is the director most familiar with our business and industry and is best situated to propose Board agendas and lead Board discussions on important matters. Mr. Hu provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies. Another advantage is the clarity of leadership provided by one person representing us to employees, stockholders and other stakeholders. Further, four of our seven current Board members have been deemed to be independent by our Board; therefore, we believe our board structure provides sufficient independent oversight of our management.

     Our Board is responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. In the Board’s opinion, this division of responsibilities is the most effective approach for addressing the risks facing the Company. The Board receives periodic reports from management regarding the most significant risks facing the Company. In addition, the Audit Committee assists the Board in its oversight of our risk assessment and risk management policies. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board.

     The Board has not named a lead independent director.

Diversity

     The Board does not have a formal policy with respect to Board nominee diversity. However, in recommending proposed nominees to the full Board, the Nominating and Corporate Governance Committee considers diversity in the context of the Board as a whole and considers personal characteristics (gender, ethnicity and age), skills and experiences, qualifications and the background of current and prospective directors as important factors in identifying and evaluating potential director nominees, so that the Board, as a whole, will possess what the Board believes are the appropriate skills, talent, expertise and backgrounds necessary to meet the long-term interests of our stockholders and the goals and objectives of the Company.

Director Independence

     Our Board reviews each nominee’s relationship with the Company in order to determine whether a director nominee is independent pursuant to the listing rules of NASDAQ. Our Board has determined that each of Jerry Lewin, Chen Liming, Henry Yu and Ni Guangzheng meets the independence requirements and standards currently established by NASDAQ. All of the members of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent as defined in NASDAQ Rule 5605(a)(2).

     As required under applicable NASDAQ listing standards, in the 2014 fiscal year, our independent directors met 4 times in regularly scheduled executive sessions at which only our independent directors were present.

Board Meetings and Committee Meeting; Annual Meeting Attendance

     During the year ended December 31, 2014, the Board held 1 meeting and acted through unanimous consent on 7 different occasions. In addition, the Audit Committee held 7 meetings; the Nominating and Corporate Governance Committee held 2 meetings; and the Compensation Committee held 1 meeting. During the year ended December 31, 2014, each of the directors attended, in person or by telephone, more than 75% of the meetings of the Board and the committees on which he or she served. We encourage our Board members to attend our Annual Meetings, but we do not have a formal policy requiring attendance. All of our then sitting Board members attended the 2014 Annual Meeting.

Audit Committee

     The Audit Committee currently consists of Henry Yu, Jerry Lewin and Chen Liming, each of whom is independent under NASDAQ listing standards. Mr. Yu serves as Chairman of our Audit Committee. The Board determined that each of Mr. Yu and Mr. Lewin qualifies as an “audit committee financial expert”, as defined by Item 407 of Regulation S-K and NASDAQ Rule 5605(a)(2). In reaching this determination, the Board made a qualitative assessment of Mr. Yu’s and Mr. Lewin’s level of knowledge and experience based on a number of factors, including formal education and business experience.

     The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities with respect to: (i) the financial reports and other financial information provided by us to the public or any governmental body; (ii) our compliance with legal and regulatory requirements; (iii) our systems of internal controls regarding finance, accounting and legal compliance that have been established by management and the Board; and (iv) our auditing, accounting and financial reporting processes generally. In addition, the Audit Committee is responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm. The Audit Committee’s policy is to pre-approve all audit and non-audit services by category, including audit-related services, tax services, and other permitted non-audit services. In accordance with the policy, the Audit Committee regularly reviews and receives updates on specific services provided by our independent registered public accounting firm. All services rendered by AWC (CPA) Limited (f/k/a: Albert Wong & Co.) to the Company are permissible under applicable laws and regulations. During fiscal year 2014, all services requiring pre-approval and performed by AWC (CPA) Limited were approved in advance by the Audit Committee in accordance with the pre-approval policy. The Audit Committee operates under a written charter, a copy of which is available on our website at www.en.kandivehicle.com under the link “Investor Relations”.

Principal Accounting Fees and Services

     The following table represents the aggregate fees from our principal accountant, AWC (CPA) Limited (f/k/a: Albert Wong & Co.), and other accounting related service providers for the years ended December 31, 2014 and 2013 respectively.

	2014	2013
Audit Fees	$310,000	$261,000
Audit Related Fees	$-	$-
Tax Fees	$-	-
All Other Fees	$13,493	$9,330
TOTAL FEES	$323,493	$270,330

     Fees for audit services include fees associated with the annual audit and reviews of our quarterly reports. Audit-related fees mainly include the fees associated with the financial instruments and assets evaluation, while all other fees include fees incurred for services performed in connection with filing of tax returns and overhead costs.

Compensation Committee

     The Compensation Committee currently consists of Chen Liming (Chairman), Henry Yu and Ni Guangzheng, each of whom is independent under NASDAQ listing standards. Mr. Chen currently serves as Chairman of our Compensation Committee. The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The Compensation Committee reviews and, as it deems appropriate, recommends to the Board policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its duties. During fiscal year 2014, the Compensation Committee did not engage the services of any independent advisors, experts or other third parties. We believe that the functioning of our Compensation Committee complies with, any applicable requirements of the NASDAQ Global Select Market and SEC rules and regulations. The Compensation Committee operates under a written charter, which is available on our website at www.en.kandivehicle.com under the link “Investor Relations”.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

     All members of the Compensation Committee are independent directors. No member of our Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries, and no director or executive officer of the Company is a director or executive officer of any other corporation that has a director or executive officer who is also a director of the Company.

Compensation Committee Report on Executive Compensation

     The following report has been submitted by the Compensation Committee of our Board of Directors:

     The Compensation Committee of our Board of Directors has reviewed and discussed our Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our definitive proxy statement on Schedule 14A for our 2015 Annual Meeting, as filed with the Commission.

Compensation Committee of the Board of Directors
Respectfully submitted,

Chen Liming (Chairman)

Henry Yu

Ni Guangzheng

April 10, 2015

The foregoing Compensation Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this Compensation Committee Report by reference therein.

Nominating and Governance Committee

     The Nominating and Corporate Governance Committee (the “Nominating Committee”) currently consists of Ni Guangzheng (Chairman), Henry Yu and Chen Liming, each of whom is independent under NASDAQ listing standards. During fiscal year ended 2014, Mr. Ni served as Chairman of the Nominating Committee. The responsibilities of the Nominating Committee include: (i) identifying individuals qualified to serve as directors or fill any interim vacancies; (ii) recommending to the Board the selection of director nominees for each meeting of the stockholders at which directors are elected; (iii) advising the Board with respect to the composition, procedures and committees of the Board; and (iv) considering any other corporate governance issues that may arise from time to time, and developing appropriate recommendations for the Board. In recommending nominees to the Board, the Nominating Committee considers various criteria, including the ability of the individual to meet the NASDAQ “independence” requirements, general business experience, general financial experience, knowledge of the Company’s industry (including past industry experience), education, and demonstrated character and judgment. The Nominating Committee uses its, as well as the entire Board’s, network of contacts when compiling a list of potential director candidates and has the authority to engage outside consultants. The Nominating Committee will consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the NASDAQ listing standards and (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder. Any person nominated by a stockholder for election to the Board will be evaluated based on the same criteria as all other nominees. The Nominating Committee operates under a written charter, a copy of which was filed as an exhibit to a Current Report on a Form 8-K, filed November 5, 2007 and is available on our website at www.en.kandivehicle.com under the link “Investor Relations”.

Director Nomination Procedures

     The Nominating Committee is generally responsible for soliciting recommendations for candidates for the Board, developing and reviewing background information for such candidates, and making recommendations to the Board with respect to candidates for directors proposed by stockholders. The nomination process involves a careful examination of the performance and qualifications of each incumbent director and potential nominees before deciding whether such person should be recommended for nomination by the Nominating Committee and nominated by the Board. The Board believes that the business experience of its directors has been, and continues to be, critical to the Company’s success. Directors should possess integrity, independence, energy, forthrightness, analytical skills and commitment to devote the necessary time and attention to the Company’s affairs. Directors must possess a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

In selecting candidates for appointment or re-election to the Board, the Nominating Committee considers the following criteria: (i) personal and professional ethics and integrity, including a reputation for integrity and honesty in the business community; (ii) experience as an executive officer of companies or as a senior leader of complex organizations, including scientific, government, financial or technological organizations; (iii) financial knowledge, including an understanding of finance, accounting, the financial reporting process, and company measures for operating and strategic performance; (iv) ability to critically and independently evaluate business issues, contributing a diverse perspectives or viewpoints, and making practical and mature judgments; (v) a genuine interest in the Company, and the ability to spend the time required to make substantial contributions as a director; and (vi) no conflict of interest or legal impediment that would interfere with the duty of loyalty to the Company and its stockholders. In addition, the Nominating Committee reviews the qualifications of the directors to be appointed to serve as members of the Audit Committee to ensure that they meet the financial literacy and sophistication requirements under the NASDAQ rules and that at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC.

The Board will generally consider all relevant factors, including, among others, each nominee’s applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to the Company, the availability of the nominee to devote sufficient time and attention to the affairs of the Company, the nominee’s reputation for personal integrity and ethics, and the nominee’s ability to exercise sound business judgment. Director nominees are reviewed in the context of the existing membership of the Board (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its stockholders.

There were no arrangements or understandings between any of our directors and any other person pursuant to which any director was to be selected as a director or selected as a nominee.

Family Relationships

No family relationships exist among any of our current director nominees or executive officers.

Stockholder Communications

The Board welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board. Stockholders who wish to communicate with the Board may send a letter to the Chairman of the Board of Kandi Technologies Group, Inc., at Jinhua City Industrial Zone, Jinhua, Zhejiang Province, People’s Republic of China 321016. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication”. All such letters should identify the author as a security holder. All such letters will be reviewed by the Chairman of the Board and submitted to the entire Board no later than the next regularly scheduled Board meeting.

Code of Ethics

We have adopted a “code of ethics” as defined by regulations promulgated under the Securities Act of 1933, as amended, and the Exchange Act that applies to all of our directors and employees worldwide, including our principal executive officer, principal financial officer and principal accounting officer. A current copy of our Code of Ethics is available on our website (http://en.kandivehicle.com//default.aspx). A copy of our Code of Ethics will be provided to you without charge upon written request to Zhu Xiaoying, Kandi Technologies Group, Inc., Jinhua City Industrial Zone, Jinhua, Zhejiang Province, People’s Republic of China, 321016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us, as of March 9, 2015, relating to the beneficial ownership of shares of common stock by each person who is known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of common stock; each director; each executive officer; and all executive officers and directors as a group. We believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock shown as being owned by them. The applicable percentages of ownership are based on an aggregate of 46,284,855 shares of our Common Stock issued and outstanding on March 9, 2015.

		Amount and
		Nature
		of Beneficial	Percent of
Title of Class	Name of Beneficial Owner	Ownership	Class
Common Stock	Excelvantage Group Limited (3)	12,000,000(1)	25.9%
Common Stock	Hu Xiaoming	12,938,077(2)	28.0%
Common Stock	Zhu Xiaoying	591,746	1.3%
Common Stock	Qian Jingsong	4,000	*
Common Stock	Henry Yu	35,000	*
Common Stock	Jerry Lewin	35,000	*
Common Stock	Ni Guangzheng	-	-
Common Stock	Chen Liming	-	-
All officers and directors		13,603,823	29.4%

* Less than 1%

(1)

On March 29, 2010, Hu Xiaoming, our Chief Executive Officer, President and Chairman of the Board of Directors, became the sole stockholder of Excelvantage Group Limited. Through his position as the sole stockholder in Excelvantage Group Limited, Mr. Hu has the power to dispose of or direct the disposition of the shares of common stock in Excelvantage Limited Group. As a result, Mr. Hu may, under the rules of the Securities and Exchange Commission, be deemed to be the beneficial owner of the shares of common stock.

(2)

Includes (i) 818,500 shares owned directly by Mr. Hu, (ii) 119,577 shares that were issued according to the plan award , and (iii) 12,000,000 shares owned by Excelvantage Group Limited. As reflected in footnote 1, Mr. Hu may be deemed to be the beneficial owner of these shares.

(3)	Principal offices located at Jinhua City Industrial Zone, Jinhua City, Zhejiang Province, China 321016.

NON-EMPLOYEE DIRECTOR COMPENSATION

Director Compensation (excluding Named Executive Officers)

The following table sets forth certain information regarding the compensation earned by or awarded during the 2014 fiscal year to each of our non-executive directors:

	Fees			Non-Equity	Nonqualified
	Earned	Stock	Option	Incentive Plan	Deferred	All Other
	or Paid in	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	Cash	($) (1)(2)	($)	($)	Earnings	($)	($)
	($)(2)
Ni Guangzheng	$9,759	–	–	–	–	–	$9,759

Qian Jingsong	$65,060	478,000	–	–	–	–	$543,060

Henry Yu	$24,000	31,700	–	–	–	–	$55,700

Jerry Lewin	$24,000	37,017	–	–	–	–	$61,017

Chen Liming	$9,759	–	–	–	–	–	$9,759

(1)

The amounts in these columns represent the aggregate grant date fair value of stock awards granted to our non-named executive officer directors during fiscal year ended December 31, 2014, in accordance with ASC Topic 718. On December 30, 2013, the Compensation Committee and the Board of Directors approved the grant of common stock to certain executive officers and directors of the Company. The grant date fair value of each share of common stock awarded was $11.95.

(2)

In setting director compensation, we consider the significant amount of time that directors spend fulfilling their duties to the Company, as well as the skill level required to serve as a director and manage the affairs of the Company. Certain directors receive a monthly fee as follows: (i) Ni Guangzheng receives a monthly fee of RMB 5,000 (approximately $813) starting 2014.; (ii) Jerry Lewin receives a monthly fee of $2,000; (iii) Henry Yu receives a monthly fee of $2,000; and (iv) Chen Liming receives a monthly fee of RMB 5,000 (approximately $813) starting 2014.

In connection with his appointment to the Board of Directors in July 2011, the Board of Directors authorized the Company to issue to Mr. Yu with 5,000 shares of Company's restricted common stock every six months, par value $0.001. Similarly, in July 2011, the Board of Directors authorized the Company to issue to Mr. Lewin with 5,000 shares of Company's restricted common stock every six months, par value $0.001. As of December 31, 2014, 30,000 shares of restricted common stock had been issued to Mr. Lewin and Mr. Yu each.

The aggregate number of stock options and restricted outstanding, as of December 31, 2014, for each of the non-named executive officer directors were as follows:

Name	Options	Restricted Stock
Qian Jingsong	0	0
Henry Yu	0	30,000
Chen Liming	0	0
Ni Guangzheng	0	0
Jerry Lewin	0	30,000

EXECUTIVE COMPENSATION

General

Certain information concerning our executive officers as of the date of this proxy statement is set forth below. Officers are elected annually by the Board and serve at the discretion of the Board.

Name	Age	Position With Our Company
Hu Xiaoming	58	Chairman of the Board, President and Chief Executive Officer
Zhu Xiaoying	44	Chief Financial Officer

Summary Compensation Table

The following table summarizes the compensation earned during the years ended December 31, 2014, 2013 and 2012, by those individuals who served as our Chief Executive Officer or Chief Financial Officer during any part of fiscal year 2014 or any other executive officer with total compensation in excess of $100,000 during fiscal year 2014. The individuals listed in the table below are referred to as the “named executive officers.”

						Non-Equity	Nonqualified
						Incentive	Deferred	All
				Stock	Option	Plan	Compensation	Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	($)	($)	($)(3)	($)(4)	($)	($)	($)	($)
Hu Xiaoming (1)	2014	$29,277	—	$1,195,000	$—	—	—	—	$1,224,27
CEO, President and	2013	$32,268	—	$1,428,945	$—	—	—	—	$1,461,21
Chairman of the Board	2012	$31,646	—	—	$5,877	—	—	—	$37,52

Zhu Xiaoying (2)	2014	$19,518	—	$717,000	$—	—	—	—	$736,51
CFO	2013	$24,201	—	$857,365	$—	—	—	—	$881,56
	2012	$23,735	—	$—	$3,820	—	—	—	$27,55

(1)	Mr. Hu was appointed as CEO and President of the Company on June 29, 2007.

(2)	Ms. Zhu was appointed as CFO of the Company on June 29, 2007.

(3)

The amounts in this column reflect the aggregate grant date fair value under FASB ASC Topic 718 of awards made during the respective year. As of the date of this report, the stock awards to Mr. Hu and Ms. Zhu had been granted, but not yet issued.

(4)	The amounts in this column reflect the aggregate grant date fair value under FASB ASC Topic 718 of awards made during the respective year

Narrative to Summary Compensation Table

In fiscal 2014, the primary components of our executive compensation programs were base salary and equity compensation. We use base salary to fairly and competitively compensate our executives, including the named executive officers, for the jobs we ask them to perform. We view base salary as the most stable component of our executive compensation program, as this amount is not at risk. We believe that the base salaries of our executives should be targeted at or above the median of base salaries for executives in similar positions with similar responsibilities at comparable companies, consistent with our compensation philosophy. At the end of the year, each executive’s performance is evaluated by our Compensation Committee which takes into account the individual’s performance, responsibilities of the position, adherence to our core values, experience, and external market conditions and practices.

Omnibus Long-Term Incentive Plan (“LTIP”) – Long Term Equity Compensation

We believe it is a customary and competitive practice to include an equity-based element of compensation to the overall compensation package for our named executive officers. We believe that a significant portion of the compensation paid to our named executive officers should be performance-based and therefore at risk. Awards made are granted under the Kandi Technologies Group, Inc. Omnibus Long-Term Incentive Plan (the “Plan”). At our 2008 annual meeting of shareholders, our stockholders approved the adoption of the Plan, As of December 31, 2014, 2,600,000 options have been granted under the Plan to the Company's employees and directors, of which 2,593,332 have been exercised, and 6,668 have been forfeited.

The Plan is intended to enhance the Company’s and its affiliates’ ability to attract and retain highly qualified officers, directors, key employees and other persons, and to motivate such officers, directors, key employees and other persons to serve the Company to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options. The stock options vest ratably over three years and expire in ten years from the grant date.

The Compensation Committee, in its sole discretion, designates who is eligible to receive awards, determines the form of each award, determines the number of shares of stock subject to each award, establishes the exercise price of each award and such other terms and conditions applicable to the award as the Compensation Committee deems appropriate. Options would become exercisable at such times as may be established by the Compensation Committee when granting the award. No stock option may be exercised more than ten years after the date the option is granted.

Outstanding Equity Awards at 2014 Fiscal Year-End

The following table sets forth information regarding all unexercised, outstanding equity awards held, as of December 31, 2014, by those individuals who served as our named executive officers during any part of fiscal year 2014.

		Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options(#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned	Option Exercise Price	Option Expiration	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	Exercisable	Unexercisable	Options (#)	($)	Date	(#)	($)	Vested (#)	($)
Hu Xiaoming (1)(3)	—	—	—	$—	—	—	—	—	—

Zhu Xiaoying (2)(3)	—	—	—	$—	—	—	—	—	—

(1)	Mr. Hu was appointed as CEO and President of the Company on June 29, 2007.

(2)	Ms. Zhu was appointed as CFO of the Company on June 29, 2007.

(3)

According to the award performance targets set up pursuant to the Plan, which was approved on December 30, 2013, the Compensation Committee and the Board approved the grant of common stock for 100,000 shares of common stock to Mr. Hu and 60,000 to Ms. Zhu in 2014. These shares have been granted to Mr. Hu and Ms. Zhu but have not been issued by the Company as of the date herein.

(4)	The grant date fair value of each share of common stock awarded is $11.95, calculated in accordance with FASB Topic 718.

Employment Agreements

We have employment agreements with our named executive officers. The agreements provide an annual salary of RMB 360,000 and RMB 240,000 for Mr. Hu and Ms. Zhu, respectively, with bonus to be decided at the discretion of our Board at the year-end. The employment agreements for Mr. Hu and Ms. Zhu each have a three (3) year term, ending on June 9, 2017.

Potential Payments Upon Termination or Change of Control

Under Chinese law, we may only terminate employment agreements without cause and without penalty by providing notice of non-renewal one month prior to the date on which the employment agreement is scheduled to expire. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, as defined in the agreement, then we are obligated to pay the employee one month’s salary for each year we have employed the employee. We are, however, permitted to terminate an employee for cause without penalty pursuant to the employment agreement. If the named executive officer is not terminated for cause, the Company will pay the executive officer’s salary as described above. Upon termination, any unvested options are forfeited.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

The Board of Directors must approve all related party transactions. All material related party transactions will be made or entered into on terms that are no less favorable to us than can be obtained from unaffiliated third parties. During fiscal years ended December 31, 2014 and 2013, there were no transactions involving any of our current Directors or executive officers.

Other than as set forth below, for fiscal years ended December 31, 2014 and 2013, the Company was not involved in any related party transactions.

The following table lists the amount due from related parties as of December 31, 2014 and 2013.

	2014	2013
Eliteway	620,410	2,800,958
Total due from related party	620,410	2,800,958

During fiscal year ended December 31, 2014, 2013 and 2012, the Company sold products to Kandi USA Inc. carrying trade name of Eliteway Motorsports (“Eliteway”) amounting to $2,981,944, $6,906,807 and $5,297,548, respectively. As of December 31, 2014 and 2013, outstanding receivable due from Eliteway was $620,410 and $2,800,958, respectively.

Mr. Hu Wangyuan was the sole shareholder and officer of Eliteway which served as a US importer of the Company's products. Mr. Hu Wangyuan is the adult son of the Company's chairman and Chief Executive Officer, Mr. Hu Xiaoming. For the year ended December 31, 2014, 2013and 2012, Eliteway and Mr. Hu Wangyuan were financially independent from the Company. The transactions between the Company and Eliteway were carried at arm's-length without preferential terms comparing with other customers at the comparative order size or volume.

PROCEDURES FOR APPROVAL OF RELATED PARTY TRANSACTIONS

In May 2014, we adopted a written Management Policy of Related-Party Transaction (the “Policy”). According to the Policy, a “Related Transaction” is “any transaction, includes, but not limited to, any financial transaction, arrangement, relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, and the amount involved exceeds $120,000, and in which any related party had or will have a direct or indirect material interest”. The Policy’s definition of a “Related Party” is in line with the definition set forth in the instructions to Item 404(a) of Regulation S-K promulgated by the SEC.

Under the Policy, The Company’s proposed material related transaction with related person shall be submitted to the Board for consideration and discussion after independent director presents his/her approval opinion beforehand. The Audit Committee shall conduct audit on the related transaction and develop a written opinion, and can engage independent finance advisor to issue a report as a basis of its judgment, then submit it to the Board. The Policy states that the Board meeting can be held as long as non-affiliated directors over half of the Board attend, and any resolution made by the Board must be approved by over half of non-affiliated directors.

The Company should execute written agreement when it conducts related transaction to specify its pricing policy. Related transaction pricing of the Company should be fair and performed according to government-set price, guidance prices of government, comparable market price or fee standards of independent third party, or reasonable composition price. Any related transaction between the Company and related person shall be disclosed in the form of interim report, involving name of the related person explanation on such related relationship, the related person's interest in the transaction, including his or her position(s) or relationship(s), and the approximate amount involved in the related transaction.

For daily related transaction, the Company should conclude an agreement in writing with related person and disclose pricing policy and its basis, method to determine range of trading volume and other main terms, and report to the Audit Committee the total amount involved in this agreement for its consideration and discussion.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers and persons who beneficially own more than ten percent (10%) of a registered class of its equity securities, file with the SEC reports of ownership and changes in ownership of its common stock and other equity securities. Executive officers, directors, and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to us or written representations that no other reports were required, the Company believes that, during fiscal year 2014, all filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were met, except for the following: (i) Mr. Hu Xiaoming and Ms. Zhu Xiaoying did not file on time the Form 4s after being issued 119,577 and 71,746 shares of common stock, respectively, under the Company’s 2008 Omnibus Long-Term Incentive Plan on May 22, 2014; (ii) Henry Yu did not file on time the Form 4s after being issued 5,000 shares on March 24, 2014 and September 8, 2014, respectively; and (iii) Jerry Lewin did not file on time the Form 4s after being issued 5,000 shares on March 24, 2014 and September 8, 2014, respectively. As of the date of this proxy statement, all of the filings mentioned above have been made.

AUDIT COMMITTEE REPORT

The Audit Committee has furnished the following report on its activities during the fiscal year ended December 31, 2014. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing. The Audit Committee charter sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee charter is available on our website at http://en.kandivehicle.com//default.aspx under the links “Investor Relations -- Corporate Governance”.

The primary function of the Audit Committee is to assist the Board in its oversight and monitoring of our financial reporting and auditing process. Management has primary responsibility for our financial statements and the overall reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of our system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles, and discusses with the Audit Committee any issues they believe should be raised with the Audit Committee. These discussions include a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee monitors our processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

The Audit Committee has reviewed and discussed the audited financial statements with our management and representatives of AWC (CPA) Limited, our independent registered public accounting firm. The Audit Committee has discussed AWC (CPA) Limited’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (which superseded Statement on Auditing Standards No. 61), other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC, and other applicable regulations. The Audit Committee also received the written disclosures and the letter from AWC (CPA) Limited required by applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s independence from our management and has discussed with AWC (CPA) Limited its independence. The members of the Audit Committee considered whether the services provided by AWC (CPA) Limited, for the year ended December 31, 2014, are compatible with maintaining their independence. The Board has delegated to the Audit Committee the authority to approve the engagement of our independent registered public accounting firm.

Based upon its reviews and discussions, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC and the Board approved that recommendation.

Henry Yu (Chairman)
Jerry Lewin
Chen Liming

April 10, 2015

SUBMISSION OF SHAREHOLDER PROPOSALS

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive office on or before December 11, 2015. A proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549. You may obtain information on the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains the reports, proxy statements and other information we file electronically with the SEC. The address of the SEC website is www.sec.gov.

You may request, and we will provide at no cost, a copy of these filings, including any exhibits to such filings, by writing or telephoning us at the following address: Attn: Zhu Xiaoying at the Jinhua City Industrial Zone, Jinhua, Zhejiang Province, China, 321016. You may also access these filings at our web site under the investor relations link at http://en.kandivehicle.com//default.aspx.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, which has been filed with the SEC pursuant to the Exchange Act, is included with this proxy statement. Additional copies of this proxy statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to Kandi Technologies Group, Inc., Jinhua City Industrial Zone, Jinhua, Zhejiang Province, People’s Republic of China, 321016, or on the SEC’s internet website at www.sec.gov.

YOUR VOTE IS IMPORTANT

You are cordially invited to attend the 2015 Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the 2015 Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

BY ORDER OF THE BOARD OF DIRECTORS

April 10, 2015	/s/ Hu Xiaoming
Hu Xiaoming
Chairman of the Board, President and
Chief Executive Officer

Exhibit A

AMENDMENT TO
2008 OMNIBUS LONG-TERM INCENTIVE PLAN
OF KANDI TECHNOLOGIES GROUP, INC.

Kandi Technologies Group, Inc. (the “Company”) previously approved and adopted the 2008 Omnibus Long-Term Incentive Plan (the “Plan”) to enhance the Company’s and its affiliates’ ability to attract and retain highly qualified officers, directors, key employees and other persons, and to motivate such officers, directors, key employees and other persons to serve the Company and its affiliates and to expend maximum effort to improve the business results and earnings of the Company. By this Amendment, the Company desires to amend its name as mentioned in the Plan, and amend the Plan to increase the number of shares available under the Plan.

1.                 Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Plan.

2.                 The effective date of this Amendment to the Plan shall be May 20, 2015, upon the shareholders’ approval.

3.                 The Title of the Plan is amended and restated in its entirety as follows:

KANDI TECHNOLOGIES GROUP, INC.
2008 OMNIBUS LONG-TERM INCENTIVE PLAN

4.                 The first paragraph of the Plan is amended and restated in its entirety as follows:

“Kandi Technologies Group, Inc., a Delaware corporation (the “Company”), sets forth herein the terms of its 2008 Omnibus Long-Term Incentive Plan (the “Plan”), as follows:”

5.                 Section 2.10 of the Plan is amended and restated in its entirety as follows:

“2.10. “Company” means Kandi Technologies Group, Inc., a Delaware corporation, or any successor corporation.”

6.                 Section 2.26 of the Plan is amended and restated in its entirety as follows:

“2.26. “Plan” means this Kandi Technologies Group, Inc. 2008 Omnibus Long-Term Incentive Plan.”

7.                 The first paragraph under Section 4 of the Plan is amended and restated in its entirety as follows:

“Subject to adjustment as provided in Section 15 hereof, the maximum number of shares of Stock available for issuance under the Plan shall be 13,000,000. All such shares of Stock available for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options. Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. The maximum number of Common Stock that will be awarded to any one Grantee during any calendar year shall not exceed 1,000,000.”

8.                 This Amendment shall amend only the provisions of the Plan as set forth herein. Those provisions of the Plan not expressly amended hereby shall be considered in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized representative on this April 10, 2015.

Kandi Technologies Group, Inc.

By: /s/ Hu Xiaoming
Name: Hu Xiaoming
Title: Chief Executive Officer

Exhibit B

Proxy Card

KANDI TECHNOLOGIES GROUP, INC.
ATTN: KEWA LUO
230 PARK AVENUE, 10TH FLOOR
NEW YORK, NY 10016

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Wednesday, May 19, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors Nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Hu Xiaoming 02 Wang Cheng (Henry) 03 Qian Jingsong 04 Ni Guangzheng 05 Jerry Lewin
06 Henry Yu 07 Chen Liming

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000242820_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10-K is/are available at www.proxyvote.com .

KANDI TECHNOLOGIES GROUP, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 20, 2015

The undersigned hereby appoints Hu Xiaoming and Wang Cheng (Henry), and each of them, as proxies, with full power of substitution, to represent and to vote, as designated herein, all shares of Common Stock of Kandi Technologies Group, Inc. (the "Company"), at its 2015 Annual Meeting of Stockholders to be held at our principal executive offices, located at 5F, Tower 3, Xixixinzuo, No. 550 Xixi Road, Xihu District, Hangzhou City, Zhejiang Province, 310013 China on May 20, 2015 at 9:00 p.m. local time (9 a.m. ET May 20, 2015), and at all adjournments thereof, which the undersigned could vote, if personally present, in such manner as the proxies may determine on any matters which may properly come before the meeting and to vote on the items as specified on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000242820_2 R1.0.0.51160